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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): November 28, 2006


                             DENIA ENTERPRISES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

       333-132584                                      41-21333756
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   (Commission File Number)                  (IRS Employer Identification No.)


         455 Beach Crescent, Suite 2106, Vancouver, BC, Canada, V6Z 3E5
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               (Address of Principal Executive Offices) (Zip Code)


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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

Effective November 28, 2006, the following Directors resigned from the Board of Directors and/or Principal Officers of the registrant.

Zoran Pudar - President, CEO and Director
Elena Ilina - Secretary Treasurer

The Directors resigning have stated in their resignation letter that their resignations do not in any way imply or infer that there are any disputes or disagreements relating to the Company's operations, policies or practices.

The following individual has been appointed by to our Board of Directors, effective November 28, 2006:

Name                   Position
Norm Dority            President, Chief Financial Officer and Director

Norm Dority has been a successful business man with over 20 years of experience in dealing with small start-up and development stage companies. Throughout his career, Mr. Dority has gained many years of experience in operations and project management holding various positions for companies in a wide variety of industries.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DENIA ENTERPRISES INC.
                                            Nevada corporation

                                            /s/  Norm Dority
                                        By:____________________________
                                           Norm Dority, President



DATED: November 30, 2006